All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                  Preliminary Structural and Collateral Term Sheet

                                                               December 15, 2004
--------------------------------------------------------------------------------



Goldman              $ 1,576,735,000 of Offered Certificates
Sachs     Wells Fargo Mortgage Backed Securities 2004-EE Trust, Issuer
               Mortgage Pass-Through Certificates, Series 2004-EE


Overview of the Offered Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                           Exp.    Exp. Credit    Initial
                           Approximate    Ratings  Enhancement     Pass-     Estimated  Estimated  Principal    Principal
              Collateral   Certificate    Moody's  Percentage     Through    Avg. Life  Avg. Life   Payment      Payment   Pricing
Certificates    Group     Balance ($)(1)  and S&P    (%)(2)     Rate (%)(3)  (yrs)(4)   (yrs)(5)   Window(4)    Window(5)   Speed
-----------------------------------------------------------------------------------------------------------------------------------
1A1                1         141,746,000  Aaa/AAA      2.65        3.986        2.42      3.35    01/05-05/09  01/05-05/34  25 CPB
2A1                2         471,950,000  Aaa/AAA      2.65        3.989        2.38      3.30    01/05-05/09  01/05-05/34  25 CPB
2A2(6)             2         400,000,000  Aaa/AAA      5.30        3.989        2.38      3.30    01/05-05/09  01/05-05/34  25 CPB
2A3(6)             2          11,194,000  Aa1/AAA      2.65        3.989        2.38      3.30    01/05-05/09  01/05-05/34  25 CPB
3A1                3         310,630,000  Aaa/AAA      2.65        3.989        2.31      3.22    01/05-05/09  01/05-05/34  25 CPB
3A2(6)             3         200,000,000  Aaa/AAA      5.30        3.989        2.31      3.22    01/05-05/09  01/05-05/34  25 CPB
3A3(6)             3           5,597,000  Aa1/AAA      2.65        3.989        2.31      3.22    01/05-05/09  01/05-05/34  25 CPB
B1             1, 2 & 3       24,538,000     AA        1.10        3.989        3.78      5.85    01/05-05/09  01/05-05/34  25 CPB
B2             1, 2 & 3        7,123,000     A         0.65        3.989        3.78      5.85    01/05-05/09  01/05-05/34  25 CPB
B3             1, 2 & 3        3,957,000    BBB        0.40        3.989        3.78      5.85    01/05-05/09  01/05-05/34  25 CPB
------------------------------------------------------------------------------------------------------------------------------------

(1) The Certificate sizes are approximate and subject to a +/- 5% variance. The certificates will include an R class with $100 unpaid certificate balance.
(2) The Credit Enhancement percentages are subject to rating agency analysis.
(3) The Certificates will pay the Weighted Average Net Coupon, which after the bond reset date will equal the applicable loan index (1 yr CMT or 1 yr LIBOR) + the weighted average net margin of the mortgage loans in the related loan group or groups, subject to applicable loan periodic and lifetime rate caps.
(4) Average Life and Payment Windows are calculated based upon a prepayment speed of 25% CPB.
(5) Average Life and Payment Windows are calculated based upon a prepayment speed of 25% CPR to maturity.
(6) The 2A2 class will be a "super senior class" and will be entitled to additional credit support from the 2A3 class (a "super senior support class certificates"). The 3A2 class will be a "super senior class" and will be entitled to additional credit support from the 3A3 class (a "super senior support class certificates"). Principal losses on the underlying loans will not be allocated to the super senior class, but instead they will be allocated to the super senior support class.

Collateral Description (approximate)
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Group 1            Group 2                Group 3
                                                   Conforming    Jumbo and Conforming   Jumbo and Conforming
Collateral Characteristic                         Balance Only        Balance CMT          Balance LIBOR           Aggregate
-----------------------------------------------------------------------------------------------------------------------------------
Aggregate Unpaid Principal Balance                 $145,604,784           $907,184,595           $530,279,664  $1,583,069,044
Average Unpaid Principal Balance                       $221,959               $546,497               $487,389        $465,061
WA Months To First Adjustment Date                           51                     50                     49              49
Weighted Average FICO score                                 742                    738                    737             738
Weighted Average Current Mortgage Interest Rate          4.246%                 4.249%                 4.249%          4.249%
Servicing Fee                                             0.25%                  0.25%                  0.25%           0.25%
Master Servicing Fee                                      0.01%                  0.01%                  0.01%           0.01%
Weighted Average Gross Margin                            2.732%                 2.750%                 2.250%          2.581%
Weighted Average Rate Ceiling                            9.246%                 9.249%                 9.249%          9.249%
Minimum Current Interest Rate                            4.000%                 3.875%                 3.625%          3.625%
Maximum Current Interest Rate                            4.250%                 4.250%                 4.250%          4.250%
Mortgage Loan Cutoff Date                             12/1/2004              12/1/2004              12/1/2004       12/1/2004
Weighted Average Original Loan-to-Value Ratio            74.10%                 65.02%                 64.90%          65.81%
WA Remaining Term to Stated Maturity (months)               350                    350                    349             349
Equity Take Out Refinance                                 8.31%                  8.57%                  4.65%           7.23%
Primary Residence                                        87.76%                 94.57%                 99.46%          95.58%
Single Family Dwellings                                  73.38%                 90.22%                 94.56%          90.13%
Full Documentation                                       49.04%                 62.70%                 64.20%          61.95%
Interest Only                                            85.98%                 55.40%                  0.00%          39.66%
Relocation                                               12.55%                  5.61%                 15.66%           9.61%
California                                               20.94%                 54.87%                 60.53%          53.64%
Largest Individual Loan Balance                        $404,000             $3,000,000               $990,253      $3,000,000
-----------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

    All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                  Preliminary Structural and Collateral Term Sheet

                                                               December 15, 2004
--------------------------------------------------------------------------------

Time Table

Cut-Off Date:                      December 1, 2004

Settlement Date:                   December 23, 2004

Distribution Date:                 25th of each month or the next business day

First Distribution Date:           January 25, 2005

Features of the Transaction

  o Offering consists of certificates totaling approximately $1,576,735,000 of which $1,541,117,000 are expected to be rated AAA and Aaa by S&P and Moody's.

  o   The expected amount of credit support for the senior certificates will be
      2.65 (+/- 0.50%). The expected amount of credit support for the Class 2A2 and Class 3A2 super senior certificates will be 5.30%.

  o In general, the collateral consists of 5/1 hybrid adjustable rate mortgage loans with most set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated or acquired by Wells Fargo Bank, N.A.

Structure of the Certificates

Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of the principal and interest and, therefore, provide credit protection to the Class 1A1 Certificates (the "Group 1 Senior Certificates"), the Class 2A1, Class 2A2, and Class 2A3 Certificates (the "Group 2 Senior Certificates), and the Class 3A1, Class 3A2, and Class 3A3 Certificates (the "Group 3 Senior Certificates" and together with the Group 1 and Group 2 Senior Certificates, the "Senior Certificates"). Furthermore, the Class 2A2 and Class 3A2 Certificates will be the "super senior class certificates" and will be entitled to additional credit support from the Class 2A3 and Class 3A3 Certificates respectively (the "super senior support class certificates"). Principal losses on the underlying loans that would otherwise be allocated to the Super Senior class certificates will instead be allocated to the related Super Senior support class certificate until the Super Senior support class certificate balance is reduced to zero. In addition, for the first five years after the Settlement Date, subject to the exception described below, all principal prepayments will be used to pay down the Senior Certificates, which is intended to increase the relative proportion of Subordinate Certificates to the Senior Certificates and thereby increase the amount of subordination to the Senior Certificates. After such time, and subject to certain loss and delinquency criteria, the Subordinate Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage Loans. The prepayment percentages on the Subordinate Certificates are as follows:


     --------------------------------------------------------

            Distribution Date            Pro Rata Share
     --------------------------------------------------------
           Jan 2005 - Dec 2009                 0%
           Jan 2010 - Dec 2010                 30%
           Jan 2011 - Dec 2011                 40%
           Jan 2012 - Dec 2012                 60%
           Jan 2013 - Dec 2013                 80%
            Jan 2014 and after                100%
     --------------------------------------------------------

If before the Distribution Date in January 2008 the credit support to the Senior Certificates is greater than two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayments subject to certain loss and delinquency criteria. If on or after the Distribution Date in January 2008 the credit support is greater then two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of the principal prepayment, subject to certain loss and delinquency criteria.

--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

    All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                  Preliminary Structural and Collateral Term Sheet

                                                               December 15, 2004
--------------------------------------------------------------------------------

Distributions

   Group 1, Group 2 and Group 3 Distribution Amount

   As of any Distribution Date, the sum of (i) payments of principal and interest on the Mortgage Loans received by the Master Servicer prior to the remittance date for such Distribution Date, (ii) all Periodic Advances for such Distribution Date and (iii) all other amounts required to be placed in the Certificate Account by the Servicer, the Master Servicer or the Trustee on or before such Distribution Date.

   Priority of Distributions

      1. Payment of accrued and unpaid interest, pro rata, to the holders of the Senior Certificates;
      2. Payment of principal to the holders of the related Senior Certificates in an amount equal to the related group's senior principal distribution amount.
      3. Payment of interest and principal sequentially to the Subordinate Certificates in order of their numerical class designations, beginning with the Class B-1 Certificates, so that each Subordinate Class shall receive (a) the weighted average Net Mortgage Rate of the Mortgage Loans, and (b) such class' allocable share of the subordinate principal amount.

   Principal will be distributed pro-rata between the Class 2A1, 2A2, and 2A3 Certificates, and pro-rata between the Class 3A1, 3A2 and 3A3 Certificates.

   Allocation of Realized Losses

   Any realized losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical class designations, beginning with the Class B-6 Certificates, in each case until their respective principal balance has been reduced to zero; thereafter, to the related Group 1, Group 2 or Group 3 Senior Certificates, pro rata, in reduction of their respective principal balances. Notwithstanding the foregoing, realized losses on the Mortgage Loans otherwise allocable to the Class 2A2 Certificates will be allocated to the Class 2A3 Certificates, while those realized losses on the Mortgage Loans otherwise allocable to the Class 3A2 Certificates will be allocated to the Class 3A3 Certificates, in each case to reduce the Certificate Balance of such class until the Certificate Balance of such class has been reduced to zero. Thereafter, realized losses on the Mortgage Loans will be allocated to the Class 2A2 and Class 3A2 Certificates respectively, to reduce the Certificate Balance of such class until the Certificate Balance of such class has been reduced to zero.

Key Terms

Issuer:                           WFMBS 2004-EE Trust

Underwriter:                      Goldman, Sachs & Co.

Seller:                           Wells Fargo Asset Securities Corporation

Servicer:                         Wells Fargo Bank, NA

Master Servicer:                  Wells Fargo Bank, NA

Trustee:                          Wachovia Bank, NA

Rating Agencies:                  Moody's and S&P

Type of Issuance:                 Public

Servicer Advancing:               The Servicer is obligated to advance
                                  delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:            The Master Servicer is required to cover
                                  interest shortfall, for each Distribution
                                  Date, at the lesser of (i) the aggregate
                                  Prepayment Interest Shortfall with respect to such Distribution Date and (ii) the lesser of
                                  (X) the product of (A) 1/12th of 0.20% and (B) the aggregate Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and (Y) the Available Master Servicing
                                  Compensation for such Distribution Date.
                                  Compensating Interest is not paid on
                                  curtailments.

Interest Accrual:                 On a 30/360 basis; the accrual period is the
                                  calendar month preceding the month of each Distribution Date.

--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

    All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                  Preliminary Structural and Collateral Term Sheet

                                                               December 15, 2004
--------------------------------------------------------------------------------

The Group 1 Mortgage Loans:       The Group 1 Mortgage Loans consist of 96.5%
                                  5/1 One-Year CMT Hybrid ARMs and 3.5% 5/1
                                  One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Group 1 Mortgage Loans consist of conforming loans with respect to principal balance. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. 86% of the Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter.
                                  The mortgage interest rates will be indexed to One-Year CMT or One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). Most of the
                                  Mortgage Loans have Periodic Interest Rate
                                  Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage loans are subject to lifetime maximum mortgage interest rates, which are generally
                                  5% over the initial mortgage interest rate.
                                  None of the mortgage interest rates are
                                  subject to a lifetime minimum interest rate.
                                  Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross
                                  Margin. None of the Mortgage Loans have a prepayment fee as of the date of origination.

The Group 2 Mortgage Loans:       The Group 2 Mortgage Loans consist of 100% 5/1
                                  One-Year CMT Hybrid ARMs secured by first lien, one-to-four family residential properties. The Group 2 Mortgage Loans generally consist of non-conforming loans, with respect to principal balance. The
                                  Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. 55% of the Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin").
                                  Most of the Mortgage Loans have Periodic
                                  Interest Rate Caps of 5% for the first
                                  adjustment date and 2% for every adjustment date thereafter. The mortgage loans are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin. None of the Mortgage Loans have a prepayment fee as of the date of origination.

The Group 3 Mortgage Loans:       The Group 3 Mortgage Loans consist of 100% 5/1
                                  One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Group 3 Mortgage Loans generally consist of non-conforming loans, with respect to principal balance. The
                                  Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. None of the Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year
                                  LIBOR and will adjust to that index plus a certain number of basis points (the "Gross
                                  Margin"). Most of the Mortgage Loans have
                                  Periodic Interest Rate Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage loans are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin. None of the Mortgage Loans have a prepayment fee as of the date of origination.

Index: The One-Year CMT loan index will be determined based on the average weekly yield on U.S. Treasury securities during the last full week occurring in the month which occurs one month prior to the applicable bond reset date, as published in Federal Reserve Statistical Release H. 15(519), as applicable, and annually thereafter.

                                  The One Year-LIBOR will be calculated using the arithmetic mean of the London Interbank Offered Rate quotations for One-Year U.S. dollar-denominated deposits as published in The Wall Street Journal.

Expected Subordination:           2.65% for the senior certificates

Other Certificates:               The following Classes of "Other Certificates"
                                  will be issued in the indicated approximate original principal amounts, which will provide credit support to the related Offered
                                  Certificates, but are not offered hereby

                   -------------------------------------------------------------
                   Certificate    Approximate Certificate   Initial Pass-Through
                                        Balance                     Rate
                   -------------------------------------------------------------
                      B4              $2,374,000                3.989%
                      B5              $2,374,000                3.989%
                      B6              $1,585,943                3.989%
                   -------------------------------------------------------------

--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

    All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                  Preliminary Structural and Collateral Term Sheet

                                                               December 15, 2004
--------------------------------------------------------------------------------

Clean Up Call:                    10% of the Cut-off Date principal balance of
                                  the Mortgage Loans.

Tax Treatment:                    It is anticipated that the Offered
                                  Certificates will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:                The Offered Certificates are expected to be
                                  ERISA eligible. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Eligibility:                The Senior and Class B1 Certificates are
                                  expected to constitute "mortgage related securities" for purposes of SMMEA.

Minimum Denomination:             $25,000 for the Senior Certificates, except
                                  for the R Class ($100).

Delivery:                         Class 1A1, 2A1, 2A2, 2A3, 3A1, 3A2, 3A3, B1,
                                  B2 and B3 Certificates - DTC.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                              Goldman, Sachs & Co.
                                  WFMBS 2004-EE
                             As of December 1, 2004

                                   All records


Selection Criteria: All records
Table of Contents

 1. Stats
 2. ARM Type
 3. Balance
 4. Original Principal Balance
 5. Current Mortgage Interest Rate
 6. Remaining Terms to Stated Maturity
 7. Original Loan-To-Value Ratio
 8. FICO Score
 9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only


1. Stats

Count: 3,404
Current Balance: $1,583,069,044
Average Current Balance: $465,061
Gross Weighted Average Mortgage Interest Rate: 4.24856%
Net Weighted Average Mortgage Interest Rate: 3.98856%
Original Term: 360
Remaining Term: 349
Age: 11
Weighted Average Original Loan-to-Value Ratio: 65.81%
Gross Margin: 2.581%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.249%
Months to First Adjustment Date: 49
Weighted Average FICO Score: 738
Percentage of Interest Only Loans: 39.658%


2. ARM Type

ARM Type                               Count          Balance         Percent
--------------------------------------------------------------------------------
5/1 ARMs                               3,404      $1,583,069,044     100.00%
--------------------------------------------------------------------------------
Total:                                 3,404      $1,583,069,044     100.00%
--------------------------------------------------------------------------------


3. Balance

Balance                                Count          Balance         Percent
--------------------------------------------------------------------------------
Conforming Balance Only                  656        $145,604,784       9.20%
Jumbo and Conforming Balance           2,748       1,437,464,260        90.8
--------------------------------------------------------------------------------
Total:                                 3,404      $1,583,069,044     100.00%
--------------------------------------------------------------------------------


4. Original Principal Balance

Original Principal Balance             Count          Balance         Percent
--------------------------------------------------------------------------------
Less than or equal to $200,000.00        285         $42,904,683       2.70%
$200,000.01 to $300,000.00               284          72,169,311         4.6
$300,000.01 to $400,000.00               782         282,988,371        17.9
$400,000.01 to $500,000.00               900         405,151,969        25.6
$500,000.01 to $600,000.00               516         283,050,023        17.9
$600,000.01 to $700,000.00               319         203,321,110        12.8
$700,000.01 to $800,000.00                94          69,791,482         4.4
$800,000.01 to $900,000.00                65          55,650,265         3.5
$900,000.01 to $1,000,000.00             134         130,256,051         8.2
$1,000,000.01 and over                    25          37,785,778         2.4
--------------------------------------------------------------------------------
Total:                                 3,404      $1,583,069,044     100.00%
--------------------------------------------------------------------------------


5. Current Mortgage Interest Rate

Current Mortgage Interest Rate         Count          Balance         Percent
--------------------------------------------------------------------------------
3.500% to 3.749%                           1            $980,951       0.10%
3.750% to 3.999%                           1             644,000           0
4.000% to 4.249%                          16           5,670,301         0.4
4.250% to 4.499%                       3,386       1,575,773,792        99.5
--------------------------------------------------------------------------------
Total:                                 3,404      $1,583,069,044     100.00%
--------------------------------------------------------------------------------


6. Remaining Terms to Stated Maturity

Remaining Terms to Stated Maturity     Count          Balance         Percent
--------------------------------------------------------------------------------
224                                        1            $380,336       0.00%
233                                        1             142,281           0
293                                        1             353,151           0
332                                        1             390,525           0
333                                        4           2,103,618         0.1
334                                       13           5,913,316         0.4
335                                       13           5,410,321         0.3
336                                        8           3,448,386         0.2
337                                        4           2,130,140         0.1
338                                        5           1,993,707         0.1
339                                        5           2,540,318         0.2
340                                       14           7,542,824         0.5
341                                       20           8,781,619         0.6
342                                       31          12,600,787         0.8
343                                      176          82,306,929         5.2
344                                      399         188,657,143        11.9
345                                      309         151,708,297         9.6
346                                      110          56,907,528         3.6
347                                       52          24,990,379         1.6
348                                       42          20,463,854         1.3
349                                       56          22,113,380         1.4
350                                       72          32,910,508         2.1
351                                      135          62,965,670           4
352                                      757         346,207,310        21.9
353                                    1,008         462,770,548        29.2
354                                      123          56,858,694         3.6
355                                       14           5,893,023         0.4
356                                       16           6,734,511         0.4
357                                        9           4,965,936         0.3
358                                        3           1,288,224         0.1
359                                        2           1,595,779         0.1
--------------------------------------------------------------------------------
Total:                                 3,404      $1,583,069,044     100.00%
--------------------------------------------------------------------------------


7. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio           Count          Balance         Percent
--------------------------------------------------------------------------------
0.001% to 50.000%                        451        $240,081,311      15.20%
50.001% to 60.000%                       445         233,105,501        14.7
60.001% to 70.000%                       886         458,900,760          29
70.001% to 75.000%                       272         127,863,519         8.1
75.001% to 80.000%                     1,277         499,823,508        31.6
80.001% to 85.000%                         8           2,961,180         0.2
85.001% to 90.000%                        39          13,561,142         0.9
90.001% to 95.000%                        25           6,249,307         0.4
95.001% to 100.000%                        1             522,816           0
--------------------------------------------------------------------------------
Total:                                 3,404      $1,583,069,044     100.00%
--------------------------------------------------------------------------------


8. FICO Score

FICO Score                             Count          Balance         Percent
--------------------------------------------------------------------------------
N/A                                       13          $5,899,314       0.40%
500 to 619                                 6           3,441,630         0.2
620 to 649                                63          30,576,423         1.9
650 to 679                               210          98,067,815         6.2
680 to 719                               767         353,808,483        22.3
720 to 759                             1,147         541,227,380        34.2
760 to 849                             1,198         550,048,000        34.7
--------------------------------------------------------------------------------
Total:                                 3,404      $1,583,069,044     100.00%
--------------------------------------------------------------------------------


9. Geographic Areas

Geographic Areas                       Count          Balance         Percent
--------------------------------------------------------------------------------
AK                                         2            $184,042       0.00%
AL                                        13           4,602,083         0.3
AR                                         4           1,663,917         0.1
AZ                                        50          17,370,649         1.1
CA                                     1,690         849,231,030        53.6
CO                                       135          54,813,172         3.5
CT                                        49          30,446,533         1.9
DC                                        31          13,548,209         0.9
DE                                         2             816,207         0.1
FL                                       132          53,204,609         3.4
GA                                       101          33,888,366         2.1
HI                                        14           6,105,649         0.4
IA                                         8           2,463,892         0.2
ID                                         3             681,703           0
IL                                       182          94,485,332           6
IN                                         5           1,603,276         0.1
KS                                        11           4,776,511         0.3
KY                                         6           2,040,358         0.1
LA                                         2             488,905           0
MA                                        91          45,482,800         2.9
MD                                        59          24,876,213         1.6
ME                                         1             422,297           0
MI                                        51          23,084,554         1.5
MN                                        57          23,240,720         1.5
MO                                        18           9,074,244         0.6
MS                                         2             642,722           0
MT                                         3             492,090           0
NC                                        44          16,096,422           1
NE                                         4           1,395,627         0.1
NH                                         3           1,314,915         0.1
NJ                                        77          39,159,210         2.5
NM                                         7           1,786,904         0.1
NV                                        24           8,470,508         0.5
NY                                        72          37,908,461         2.4
OH                                        31          11,858,885         0.7
OK                                         2           1,152,783         0.1
OR                                        18           7,383,997         0.5
PA                                        33          15,933,675           1
RI                                         3           1,209,770         0.1
SC                                        27           8,033,046         0.5
TN                                        11           2,723,067         0.2
TX                                        82          33,286,083         2.1
UT                                        11           3,541,814         0.2
VA                                       135          52,631,746         3.3
WA                                        82          33,718,497         2.1
WI                                        13           4,523,226         0.3
WV                                         1             324,990           0
WY                                         2             885,335         0.1
--------------------------------------------------------------------------------
Total:                                 3,404      $1,583,069,044     100.00%
--------------------------------------------------------------------------------


10. Index

Index                                  Count          Balance         Percent
--------------------------------------------------------------------------------
1CM                                    2,295      $1,047,657,101      66.20%
LB1                                    1,109         535,411,943        33.8
--------------------------------------------------------------------------------
Total:                                 3,404      $1,583,069,044     100.00%
--------------------------------------------------------------------------------


11. Gross Margin

Gross Margin                           Count          Balance         Percent
--------------------------------------------------------------------------------
2.25%                                  1,109        $535,411,943      33.80%
2.75%                                  2,295       1,047,657,101        66.2
--------------------------------------------------------------------------------
Total:                                 3,404      $1,583,069,044     100.00%
--------------------------------------------------------------------------------


12. Rate Ceiling

Rate Ceiling                           Count          Balance         Percent
--------------------------------------------------------------------------------
8.500% to 8.999%                           2          $1,624,951       0.10%
9.000% to 9.499%                       3,402       1,581,444,093        99.9
--------------------------------------------------------------------------------
Total:                                 3,404      $1,583,069,044     100.00%
--------------------------------------------------------------------------------


13. Months to First Adjustment Date

Months to First Adjustment Date        Count          Balance         Percent
--------------------------------------------------------------------------------
32                                         1            $390,525       0.00%
33                                         4           2,103,618         0.1
34                                        13           5,913,316         0.4
35                                        13           5,410,321         0.3
36                                         8           3,448,386         0.2
37                                         4           2,130,140         0.1
38                                         5           1,993,707         0.1
39                                         5           2,540,318         0.2
40                                        14           7,542,824         0.5
41                                        20           8,781,619         0.6
42                                        31          12,600,787         0.8
43                                       176          82,306,929         5.2
44                                       400         189,037,480        11.9
45                                       309         151,708,297         9.6
46                                       110          56,907,528         3.6
47                                        52          24,990,379         1.6
48                                        42          20,463,854         1.3
49                                        56          22,113,380         1.4
50                                        72          32,910,508         2.1
51                                       135          62,965,670           4
52                                       757         346,207,310        21.9
53                                     1,010         463,265,979        29.3
54                                       123          56,858,694         3.6
55                                        14           5,893,023         0.4
56                                        16           6,734,511         0.4
57                                         9           4,965,936         0.3
58                                         3           1,288,224         0.1
59                                         2           1,595,779         0.1
--------------------------------------------------------------------------------
Total:                                 3,404      $1,583,069,044     100.00%
--------------------------------------------------------------------------------


14. Delinquency

Delinquency                            Count          Balance         Percent
--------------------------------------------------------------------------------
Current                                3,404      $1,583,069,044     100.00%
--------------------------------------------------------------------------------
Total:                                 3,404      $1,583,069,044     100.00%
--------------------------------------------------------------------------------


15. Property Type

Property Type                          Count          Balance         Percent
--------------------------------------------------------------------------------
Single Family Dwelling                 2,979      $1,426,779,046      90.10%
Low-rise Condominium                     318         111,024,426           7
High-rise Condominium                     82          34,520,804         2.2
Planned Unit Development                  10           4,145,710         0.3
Multi-family - 2 Units                     8           3,942,294         0.2
Co-op                                      7           2,656,764         0.2
--------------------------------------------------------------------------------
Total:                                 3,404      $1,583,069,044     100.00%
--------------------------------------------------------------------------------


16. Occupancy Code

Occupancy Code                         Count          Balance         Percent
--------------------------------------------------------------------------------
Primary Residence                      3,223      $1,513,127,072      95.60%
Second Home                              181          69,941,972         4.4
--------------------------------------------------------------------------------
Total:                                 3,404      $1,583,069,044     100.00%
--------------------------------------------------------------------------------


17. Purpose

Purpose                                Count          Balance         Percent
--------------------------------------------------------------------------------
Rate-Term Refinance                    1,769        $885,153,901      55.90%
Purchase                               1,383         583,470,271        36.9
Cash-Out Refinance                       252         114,444,871         7.2
--------------------------------------------------------------------------------
Total:                                 3,404      $1,583,069,044     100.00%
--------------------------------------------------------------------------------


18. Documentation Type

Documentation Type                     Count          Balance         Percent
--------------------------------------------------------------------------------
Full Documentation                     2,049        $980,654,434      61.90%
Asset Only                               923         401,623,319        25.4
Income Only                              197         101,905,366         6.4
No Doc                                   235          98,885,925         6.2
--------------------------------------------------------------------------------
Total:                                 3,404      $1,583,069,044     100.00%
--------------------------------------------------------------------------------


19. Interest Only

Interest Only                          Count          Balance         Percent
--------------------------------------------------------------------------------
N                                      1,978        $955,256,162      60.30%
Y                                      1,426         627,812,882        39.7
--------------------------------------------------------------------------------
Total:                                 3,404      $1,583,069,044     100.00%
--------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                              Goldman, Sachs & Co.
                                  WFMBS 2004-EE
                             As of December 1, 2004

                             Group 1 Group 2 Group 3


Selection Criteria: Group 1
Table of Contents

 1. Stats
 2. ARM Type
 3. Balance
 4. Original Principal Balance
 5. Current Mortgage Interest Rate
 6. Remaining Terms to Stated Maturity
 7. Original Loan-To-Value Ratio
 8. FICO Score
 9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only


1. Stats

Count: 656
Current Balance: $145,604,784
Average Current Balance: $221,959
Gross Weighted Average Mortgage Interest Rate: 4.24615%
Net Weighted Average Mortgage Interest Rate: 3.98615%
Original Term: 360
Remaining Term: 350
Age: 9
Weighted Average Original Loan-to-Value Ratio: 74.10%
Gross Margin: 2.732%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.246%
Months to First Adjustment Date: 51
Weighted Average FICO Score: 742
Percentage of Interest Only Loans: 85.982%


2. ARM Type

ARM Type                            Count          Balance          Percent
--------------------------------------------------------------------------------
5/1 ARMs                              656        $145,604,784       100.00%
--------------------------------------------------------------------------------
Total:                                656        $145,604,784       100.00%
--------------------------------------------------------------------------------


3. Balance

Balance                             Count          Balance          Percent
--------------------------------------------------------------------------------
Conforming Balance Only               656        $145,604,784       100.00%
--------------------------------------------------------------------------------
Total:                                656        $145,604,784       100.00%
--------------------------------------------------------------------------------


4. Original Principal Balance

Original Principal Balance          Count          Balance          Percent
--------------------------------------------------------------------------------
Less than or equal to $200,000.00     275         $41,771,564        28.70%
$200,000.01 to $300,000.00            276          70,052,422          48.1
$300,000.01 to $400,000.00            104          33,376,798          22.9
$400,000.01 to $500,000.00              1             404,000           0.3
--------------------------------------------------------------------------------
Total:                                656        $145,604,784       100.00%
--------------------------------------------------------------------------------


5. Current Mortgage Interest Rate

Current Mortgage Interest Rate      Count          Balance          Percent
--------------------------------------------------------------------------------
4.000% to 4.249%                       12          $2,241,788         1.50%
4.250% to 4.499%                      644         143,362,997          98.5
--------------------------------------------------------------------------------
Total:                                656        $145,604,784       100.00%
--------------------------------------------------------------------------------


6. Remaining Terms to Stated Maturity

Remaining Terms to Stated Maturity  Count          Balance          Percent
--------------------------------------------------------------------------------
233                                     1            $142,281         0.10%
333                                     1             313,088           0.2
334                                     2             564,000           0.4
335                                     1             308,497           0.2
336                                     1             299,188           0.2
341                                     3             797,044           0.5
342                                     9           1,697,432           1.2
343                                    23           5,561,479           3.8
344                                    42           9,086,401           6.2
345                                    26           5,795,558             4
346                                    15           3,136,248           2.2
347                                     6           1,444,854             1
348                                     9           2,116,992           1.5
349                                    18           3,911,252           2.7
350                                    21           4,389,642             3
351                                    44          10,245,988             7
352                                   150          32,997,435          22.7
353                                   245          54,125,867          37.2
354                                    26           5,467,257           3.8
355                                     5           1,012,977           0.7
356                                     5           1,390,251             1
357                                     1             244,891           0.2
358                                     1             285,600           0.2
359                                     1             270,560           0.2
--------------------------------------------------------------------------------
Total:                                656        $145,604,784       100.00%
--------------------------------------------------------------------------------


7. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio        Count          Balance          Percent
--------------------------------------------------------------------------------
0.001% to 50.000%                      47         $10,046,993         6.90%
50.001% to 60.000%                     40           9,144,347           6.3
60.001% to 70.000%                     65          14,463,426           9.9
70.001% to 75.000%                     47          11,156,022           7.7
75.001% to 80.000%                    422          93,998,262          64.6
80.001% to 85.000%                      1             172,522           0.1
85.001% to 90.000%                     17           3,224,436           2.2
90.001% to 95.000%                     17           3,398,776           2.3
--------------------------------------------------------------------------------
Total:                                656        $145,604,784       100.00%
--------------------------------------------------------------------------------


8. FICO Score

FICO Score                          Count          Balance          Percent
--------------------------------------------------------------------------------
620 to 649                              3            $547,824         0.40%
650 to 679                             23           5,258,383           3.6
680 to 719                            176          39,531,647          27.1
720 to 759                            200          44,570,599          30.6
760 to 849                            254          55,696,331          38.3
--------------------------------------------------------------------------------
Total:                                656        $145,604,784       100.00%
--------------------------------------------------------------------------------


9. Geographic Areas

Geographic Areas                    Count          Balance          Percent
--------------------------------------------------------------------------------
AK                                      2            $184,042         0.10%
AL                                      7           1,365,786           0.9
AR                                      1             270,560           0.2
AZ                                     25           4,470,367           3.1
CA                                    119          30,488,010          20.9
CO                                     51          10,508,871           7.2
CT                                      3             853,200           0.6
DC                                      5           1,450,110             1
FL                                     58          12,566,332           8.6
GA                                     58          11,702,051             8
HI                                      7           1,720,392           1.2
IA                                      4             646,992           0.4
ID                                      3             681,703           0.5
IL                                     21           5,341,620           3.7
IN                                      1             186,966           0.1
KS                                      3             761,583           0.5
KY                                      3             615,032           0.4
LA                                      2             488,905           0.3
MA                                      7           1,756,280           1.2
MD                                     15           3,533,090           2.4
MI                                      9           2,302,979           1.6
MN                                     25           5,188,393           3.6
MO                                      1             331,851           0.2
MS                                      1             241,122           0.2
MT                                      3             492,090           0.3
NC                                     16           3,249,695           2.2
NE                                      1             210,000           0.1
NH                                      1             148,823           0.1
NJ                                      8           2,076,509           1.4
NM                                      6           1,415,904             1
NV                                     14           3,056,508           2.1
NY                                     12           2,972,446             2
OH                                     13           2,613,850           1.8
OK                                      1             280,000           0.2
OR                                      6           1,192,675           0.8
PA                                      7           1,702,140           1.2
RI                                      1             167,548           0.1
SC                                     16           3,079,798           2.1
TN                                      7           1,225,907           0.8
TX                                     24           4,980,957           3.4
UT                                      5             814,241           0.6
VA                                     51          11,597,181             8
WA                                     29           6,036,652           4.1
WI                                      3             310,631           0.2
WV                                      1             324,990           0.2
--------------------------------------------------------------------------------
Total:                                656        $145,604,784       100.00%
--------------------------------------------------------------------------------


10. Index

Index                               Count          Balance          Percent
--------------------------------------------------------------------------------
1CM                                   635        $140,472,505        96.50%
LB1                                    21           5,132,279           3.5
--------------------------------------------------------------------------------
Total:                                656        $145,604,784       100.00%
--------------------------------------------------------------------------------


11. Gross Margin

Gross Margin                        Count          Balance          Percent
--------------------------------------------------------------------------------
2.25%                                  21          $5,132,279         3.50%
2.75%                                 635         140,472,505          96.5
--------------------------------------------------------------------------------
Total:                                656        $145,604,784       100.00%
--------------------------------------------------------------------------------


12. Rate Ceiling

Rate Ceiling                        Count          Balance          Percent
--------------------------------------------------------------------------------
9.000% to 9.499%                      656        $145,604,784       100.00%
--------------------------------------------------------------------------------
Total:                                656        $145,604,784       100.00%
--------------------------------------------------------------------------------


13. Months to First Adjustment Date

Months to First Adjustment Date     Count          Balance          Percent
--------------------------------------------------------------------------------
33                                      1            $313,088         0.20%
34                                      2             564,000           0.4
35                                      1             308,497           0.2
36                                      1             299,188           0.2
41                                      3             797,044           0.5
42                                      9           1,697,432           1.2
43                                     23           5,561,479           3.8
44                                     42           9,086,401           6.2
45                                     26           5,795,558             4
46                                     15           3,136,248           2.2
47                                      6           1,444,854             1
48                                      9           2,116,992           1.5
49                                     18           3,911,252           2.7
50                                     21           4,389,642             3
51                                     44          10,245,988             7
52                                    150          32,997,435          22.7
53                                    246          54,268,148          37.3
54                                     26           5,467,257           3.8
55                                      5           1,012,977           0.7
56                                      5           1,390,251             1
57                                      1             244,891           0.2
58                                      1             285,600           0.2
59                                      1             270,560           0.2
--------------------------------------------------------------------------------
Total:                                656        $145,604,784       100.00%
--------------------------------------------------------------------------------


14. Delinquency

Delinquency                         Count          Balance          Percent
--------------------------------------------------------------------------------
Current                               656        $145,604,784       100.00%
--------------------------------------------------------------------------------
Total:                                656        $145,604,784       100.00%
--------------------------------------------------------------------------------


15. Property Type

Property Type                       Count          Balance          Percent
--------------------------------------------------------------------------------
Single Family Dwelling                474        $106,839,852        73.40%
Low-rise Condominium                  142          29,337,108          20.1
High-rise Condominium                  29           6,401,730           4.4
Multi-family - 2 Units                  4           1,437,761             1
Planned Unit Development                5           1,194,365           0.8
Co-op                                   2             393,969           0.3
--------------------------------------------------------------------------------
Total:                                656        $145,604,784       100.00%
--------------------------------------------------------------------------------


16. Occupancy Code

Occupancy Code                      Count          Balance          Percent
--------------------------------------------------------------------------------
Primary Residence                     570        $127,779,353        87.80%
Second Home                            86          17,825,431          12.2
--------------------------------------------------------------------------------
Total:                                656        $145,604,784       100.00%
--------------------------------------------------------------------------------


17. Purpose

Purpose                             Count          Balance          Percent
--------------------------------------------------------------------------------
Purchase                              458        $101,531,763        69.70%
Rate-Term Refinance                   142          31,967,008            22
Cash-Out Refinance                     56          12,106,013           8.3
--------------------------------------------------------------------------------
Total:                                656        $145,604,784       100.00%
--------------------------------------------------------------------------------


18. Documentation Type

Documentation Type                  Count          Balance          Percent
--------------------------------------------------------------------------------
Full Documentation                    326         $71,398,216        49.00%
Asset Only                            267          59,774,194          41.1
No Doc                                 51          11,901,441           8.2
Income Only                            12           2,530,934           1.7
--------------------------------------------------------------------------------
Total:                                656        $145,604,784       100.00%
--------------------------------------------------------------------------------


19. Interest Only

Interest Only                       Count          Balance          Percent
--------------------------------------------------------------------------------
Y                                     569        $125,194,255        86.00%
N                                      87          20,410,530            14
--------------------------------------------------------------------------------
Total:                                656        $145,604,784       100.00%
--------------------------------------------------------------------------------




Selection Criteria: Group 2

Table of Contents

 1. Stats 2. ARM Type
 3. Balance
 4. Original Principal Balance
 5. Current Mortgage Interest Rate
 6. Remaining Terms to Stated Maturity
 7. Original Loan-To-Value Ratio
 8. FICO Score
 9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only


1. Stats

Count: 1,660
Current Balance: $907,184,595
Average Current Balance: $546,497
Gross Weighted Average Mortgage Interest Rate: 4.24895%
Net Weighted Average Mortgage Interest Rate: 3.98895%
Original Term: 360
Remaining Term: 350
Age: 10
Weighted Average Original Loan-to-Value Ratio: 65.02%
Gross Margin: 2.750%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.249%
Months to First Adjustment Date: 50
Weighted Average FICO Score: 738
Percentage of Interest Only Loans: 55.404%


2. ARM Type

ARM Type                            Count          Balance          Percent
--------------------------------------------------------------------------------
5/1 ARMs                            1,660        $907,184,595       100.00%
--------------------------------------------------------------------------------
Total:                              1,660        $907,184,595       100.00%
--------------------------------------------------------------------------------


3. Balance

Balance                             Count          Balance          Percent
--------------------------------------------------------------------------------
Jumbo and Conforming Balance        1,660        $907,184,595       100.00%
--------------------------------------------------------------------------------
Total:                              1,660        $907,184,595       100.00%
--------------------------------------------------------------------------------


4. Original Principal Balance

Original Principal Balance          Count          Balance          Percent
--------------------------------------------------------------------------------
Less than or equal to $200,000.00       6            $786,177         0.10%
$200,000.01 to $300,000.00              5           1,305,044           0.1
$300,000.01 to $400,000.00            364         134,200,708          14.8
$400,000.01 to $500,000.00            516         232,716,475          25.7
$500,000.01 to $600,000.00            310         170,042,926          18.7
$600,000.01 to $700,000.00            219         140,165,703          15.5
$700,000.01 to $800,000.00             61          45,372,103             5
$800,000.01 to $900,000.00             50          42,991,463           4.7
$900,000.01 to $1,000,000.00          104         101,818,217          11.2
$1,000,000.01 and over                 25          37,785,778           4.2
--------------------------------------------------------------------------------
Total:                              1,660        $907,184,595       100.00%
--------------------------------------------------------------------------------


5. Current Mortgage Interest Rate

Current Mortgage Interest Rate      Count          Balance          Percent
--------------------------------------------------------------------------------
3.750% to 3.999%                        1            $644,000         0.10%
4.000% to 4.249%                        3           2,858,800           0.3
4.250% to 4.499%                    1,656         903,681,795          99.6
--------------------------------------------------------------------------------
Total:                              1,660        $907,184,595       100.00%
--------------------------------------------------------------------------------


6. Remaining Terms to Stated Maturity

Remaining Terms to
Stated Maturity                     Count           Balance          Percent
--------------------------------------------------------------------------------
224                                     1            $380,336         0.00%
293                                     1             353,151             0
332                                     1             390,525             0
333                                     1             380,401             0
334                                     4           1,917,389           0.2
336                                     2             964,999           0.1
339                                     2           1,078,967           0.1
340                                     7           4,559,342           0.5
341                                     5           2,605,258           0.3
342                                    14           7,442,453           0.8
343                                    71          37,576,570           4.1
344                                   207         105,016,685          11.6
345                                   176          93,415,391          10.3
346                                    61          37,921,116           4.2
347                                    21          11,671,940           1.3
348                                    12           7,590,672           0.8
349                                    17           9,077,400             1
350                                    35          20,549,854           2.3
351                                    73          42,771,782           4.7
352                                   328         178,933,767          19.7
353                                   521         288,285,514          31.8
354                                    79          42,334,668           4.7
355                                     7           3,896,022           0.4
356                                     6           3,028,860           0.3
357                                     5           2,713,691           0.3
358                                     2           1,002,624           0.1
359                                     1           1,325,219           0.1
--------------------------------------------------------------------------------
Total:                              1,660        $907,184,595       100.00%
--------------------------------------------------------------------------------


7. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio        Count          Balance          Percent
--------------------------------------------------------------------------------
0.001% to 50.000%                     257        $154,116,720        17.00%
50.001% to 60.000%                    222         134,936,346          14.9
60.001% to 70.000%                    448         259,206,652          28.6
70.001% to 75.000%                    140          75,318,282           8.3
75.001% to 80.000%                    576         276,404,227          30.5
80.001% to 85.000%                      4           1,589,949           0.2
85.001% to 90.000%                      9           4,102,349           0.5
90.001% to 95.000%                      3             987,253           0.1
95.001% to 100.000%                     1             522,816           0.1
--------------------------------------------------------------------------------
Total:                              1,660        $907,184,595       100.00%
--------------------------------------------------------------------------------


8. FICO Score

FICO Score                          Count          Balance          Percent
--------------------------------------------------------------------------------
N/A                                     3          $1,182,535         0.10%
500 to 619                              5           3,000,639           0.3
620 to 649                             25          13,497,017           1.5
650 to 679                            104          52,933,848           5.8
680 to 719                            371         207,397,423          22.9
720 to 759                            573         315,033,001          34.7
760 to 849                            579         314,140,132          34.6
--------------------------------------------------------------------------------
Total:                              1,660        $907,184,595       100.00%
--------------------------------------------------------------------------------


9. Geographic Areas

Geographic Areas                    Count          Balance          Percent
--------------------------------------------------------------------------------
AL                                      6          $3,236,297         0.40%
AR                                      1             371,066             0
AZ                                     12           6,704,606           0.7
CA                                    910         497,763,511          54.9
CO                                     60          32,057,588           3.5
CT                                     26          19,110,387           2.1
DC                                     24          11,200,000           1.2
DE                                      2             816,207           0.1
FL                                     62          35,249,571           3.9
GA                                     29          15,618,885           1.7
HI                                      6           3,766,316           0.4
IA                                      4           1,816,900           0.2
IL                                     83          48,490,587           5.3
IN                                      3           1,082,576           0.1
KS                                      2             978,118           0.1
KY                                      1             694,566           0.1
MA                                     48          26,184,047           2.9
MD                                     35          16,575,991           1.8
ME                                      1             422,297             0
MI                                     20          10,517,051           1.2
MN                                     26          14,220,446           1.6
MO                                     10           5,204,106           0.6
MS                                      1             401,600             0
NC                                     16           7,157,445           0.8
NE                                      3           1,185,627           0.1
NH                                      1             726,280           0.1
NJ                                     37          21,099,216           2.3
NM                                      1             371,000             0
NV                                      8           4,068,065           0.4
NY                                     40          24,663,205           2.7
OH                                     13           6,324,819           0.7
OK                                      1             872,783           0.1
OR                                      9           4,972,129           0.5
PA                                     12           7,272,660           0.8
RI                                      1             508,000           0.1
SC                                      9           4,105,933           0.5
TN                                      2             763,731           0.1
TX                                     34          17,419,731           1.9
UT                                      5           2,338,384           0.3
VA                                     52          27,608,098             3
WA                                     39          21,289,862           2.3
WI                                      3           1,069,573           0.1
WY                                      2             885,335           0.1
--------------------------------------------------------------------------------
Total:                              1,660        $907,184,595       100.00%
--------------------------------------------------------------------------------


10. Index

Index                               Count          Balance          Percent
--------------------------------------------------------------------------------
1CM                                 1,660        $907,184,595       100.00%
--------------------------------------------------------------------------------
Total:                              1,660        $907,184,595       100.00%
--------------------------------------------------------------------------------


11. Gross Margin

Gross Margin                        Count          Balance          Percent
--------------------------------------------------------------------------------
2.75%                               1,660        $907,184,595       100.00%
--------------------------------------------------------------------------------
Total:                              1,660        $907,184,595       100.00%
--------------------------------------------------------------------------------


12. Rate Ceiling

Rate Ceiling                        Count          Balance          Percent
--------------------------------------------------------------------------------
8.500% to 8.999%                        1            $644,000         0.10%
9.000% to 9.499%                    1,659         906,540,595          99.9
--------------------------------------------------------------------------------
Total:                              1,660        $907,184,595       100.00%
--------------------------------------------------------------------------------


13. Months to First Adjustment Date

Months to First Adjustment Date     Count          Balance          Percent
--------------------------------------------------------------------------------
32                                      1            $390,525         0.00%
33                                      1             380,401             0
34                                      4           1,917,389           0.2
36                                      2             964,999           0.1
39                                      2           1,078,967           0.1
40                                      7           4,559,342           0.5
41                                      5           2,605,258           0.3
42                                     14           7,442,453           0.8
43                                     71          37,576,570           4.1
44                                    208         105,397,022          11.6
45                                    176          93,415,391          10.3
46                                     61          37,921,116           4.2
47                                     21          11,671,940           1.3
48                                     12           7,590,672           0.8
49                                     17           9,077,400             1
50                                     35          20,549,854           2.3
51                                     73          42,771,782           4.7
52                                    328         178,933,767          19.7
53                                    522         288,638,664          31.8
54                                     79          42,334,668           4.7
55                                      7           3,896,022           0.4
56                                      6           3,028,860           0.3
57                                      5           2,713,691           0.3
58                                      2           1,002,624           0.1
59                                      1           1,325,219           0.1
--------------------------------------------------------------------------------
Total:                              1,660        $907,184,595       100.00%
--------------------------------------------------------------------------------


14. Delinquency

Delinquency                         Count          Balance          Percent
--------------------------------------------------------------------------------
Current                             1,660        $907,184,595       100.00%
--------------------------------------------------------------------------------
Total:                              1,660        $907,184,595       100.00%
--------------------------------------------------------------------------------


15. Property Type

Property Type                       Count          Balance          Percent
--------------------------------------------------------------------------------
Single Family Dwelling              1,482        $818,502,737        90.20%
Low-rise Condominium                  126          60,240,090           6.6
High-rise Condominium                  43          23,064,351           2.5
Multi-family - 2 Units                  4           2,504,533           0.3
Planned Unit Development                3           1,917,385           0.2
Co-op                                   2             955,500           0.1
--------------------------------------------------------------------------------
Total:                              1,660        $907,184,595       100.00%
--------------------------------------------------------------------------------


16. Occupancy Code

Occupancy Code                      Count          Balance          Percent
--------------------------------------------------------------------------------
Primary Residence                   1,571        $857,928,816        94.60%
Second Home                            89          49,255,780           5.4
--------------------------------------------------------------------------------
Total:                              1,660        $907,184,595       100.00%
--------------------------------------------------------------------------------


17. Purpose

Purpose                             Count          Balance          Percent
--------------------------------------------------------------------------------
Rate-Term Refinance                   873        $482,334,131        53.20%
Purchase                              642         347,146,020          38.3
Cash-Out Refinance                    145          77,704,444           8.6
--------------------------------------------------------------------------------
Total:                              1,660        $907,184,595       100.00%
--------------------------------------------------------------------------------


18. Documentation Type

Documentation Type                  Count          Balance          Percent
--------------------------------------------------------------------------------
Full Documentation                  1,024        $568,818,764        62.70%
Asset Only                            459         240,075,224          26.5
Income Only                            87          51,054,143           5.6
No Doc                                 90          47,236,464           5.2
--------------------------------------------------------------------------------
Total:                              1,660        $907,184,595       100.00%
--------------------------------------------------------------------------------


19. Interest Only

Interest Only                       Count          Balance          Percent
--------------------------------------------------------------------------------
Y                                     857        $502,618,627        55.40%
N                                     803         404,565,968          44.6
--------------------------------------------------------------------------------
Total:                              1,660        $907,184,595       100.00%
--------------------------------------------------------------------------------




Selection Criteria: Group 3
Table of Contents

 1. Stats
 2. ARM Type
 3. Balance
 4. Original Principal Balance
 5. Current Mortgage Interest Rate
 6. Remaining Terms to Stated Maturity
 7. Original Loan-To-Value Ratio
 8. FICO Score
 9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only


1. Stats

Count : 1,088
Current Balance: $530,279,664
Average Current Balance: $487,389
Gross Weighted Average Mortgage Interest Rate: 4.24858%
Net Weighted Average Mortgage Interest Rate: 3.98858%
Original Term: 360
Remaining Term: 349
Age: 11
Weighted Average Original Loan-to-Value Ratio: 64.90%
Gross Margin: 2.250%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.249%
Months to First Adjustment Date: 49
Weighted Average FICO Score: 737
Percentage of Interest Only Loans: 0.000%


2. ARM Type

ARM Type                            Count          Balance          Percent
--------------------------------------------------------------------------------
5/1 ARMs                            1,088        $530,279,664       100.00%
--------------------------------------------------------------------------------
Total:                              1,088        $530,279,664       100.00%
--------------------------------------------------------------------------------


3. Balance

Balance                             Count          Balance          Percent
--------------------------------------------------------------------------------
Jumbo and Conforming Balance        1,088        $530,279,664       100.00%
--------------------------------------------------------------------------------
Total:                              1,088        $530,279,664       100.00%
--------------------------------------------------------------------------------


4. Original Principal Balance

Original Principal Balance          Count          Balance          Percent
--------------------------------------------------------------------------------
Less than or equal to $200,000.00       4            $346,942         0.10%
$200,000.01 to $300,000.00              3             811,845           0.2
$300,000.01 to $400,000.00            314         115,410,866          21.8
$400,000.01 to $500,000.00            383         172,031,494          32.4
$500,000.01 to $600,000.00            206         113,007,097          21.3
$600,000.01 to $700,000.00            100          63,155,407          11.9
$700,000.01 to $800,000.00             33          24,419,379           4.6
$800,000.01 to $900,000.00             15          12,658,802           2.4
$900,000.01 to $1,000,000.00           30          28,437,833           5.4
--------------------------------------------------------------------------------
Total:                              1,088        $530,279,664       100.00%
--------------------------------------------------------------------------------


5. Current Mortgage Interest Rate

Current Mortgage Interest Rate      Count          Balance          Percent
--------------------------------------------------------------------------------
3.500% to 3.749%                        1            $980,951         0.20%
4.000% to 4.249%                        1             569,714           0.1
4.250% to 4.499%                    1,086         528,728,999          99.7
--------------------------------------------------------------------------------
Total:                              1,088        $530,279,664       100.00%
--------------------------------------------------------------------------------


6. Remaining Terms to Stated Maturity

Remaining Terms to
Stated Maturity                     Count          Balance          Percent
--------------------------------------------------------------------------------
333                                     2          $1,410,128         0.30%
334                                     7           3,431,927           0.6
335                                    12           5,101,825             1
336                                     5           2,184,199           0.4
337                                     4           2,130,140           0.4
338                                     5           1,993,707           0.4
339                                     3           1,461,351           0.3
340                                     7           2,983,482           0.6
341                                    12           5,379,317             1
342                                     8           3,460,901           0.7
343                                    82          39,168,880           7.4
344                                   150          74,554,057          14.1
345                                   107          52,497,348           9.9
346                                    34          15,850,165             3
347                                    25          11,873,585           2.2
348                                    21          10,756,189             2
349                                    21           9,124,728           1.7
350                                    16           7,971,012           1.5
351                                    18           9,947,900           1.9
352                                   279         134,276,108          25.3
353                                   242         120,359,167          22.7
354                                    18           9,056,769           1.7
355                                     2             984,025           0.2
356                                     5           2,315,400           0.4
357                                     3           2,007,354           0.4
--------------------------------------------------------------------------------
Total:                              1,088        $530,279,664       100.00%
--------------------------------------------------------------------------------


7. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio        Count          Balance          Percent
--------------------------------------------------------------------------------
0.001% to 50.000%                     147         $75,917,597        14.30%
50.001% to 60.000%                    183          89,024,808          16.8
60.001% to 70.000%                    373         185,230,683          34.9
70.001% to 75.000%                     85          41,389,214           7.8
75.001% to 80.000%                    279         129,421,019          24.4
80.001% to 85.000%                      3           1,198,709           0.2
85.001% to 90.000%                     13           6,234,357           1.2
90.001% to 95.000%                      5           1,863,277           0.4
--------------------------------------------------------------------------------
Total:                              1,088        $530,279,664       100.00%
--------------------------------------------------------------------------------


8. FICO Score

FICO Score                          Count          Balance          Percent
--------------------------------------------------------------------------------
N/A                                    10          $4,716,778         0.90%
500 to 619                              1             440,991           0.1
620 to 649                             35          16,531,581           3.1
650 to 679                             83          39,875,584           7.5
680 to 719                            220         106,879,412          20.2
720 to 759                            374         181,623,779          34.3
760 to 849                            365         180,211,537            34
--------------------------------------------------------------------------------
Total:                              1,088        $530,279,664       100.00%
--------------------------------------------------------------------------------


9. Geographic Areas

Geographic Areas                    Count          Balance          Percent
--------------------------------------------------------------------------------
AR                                      2          $1,022,292         0.20%
AZ                                     13           6,195,676           1.2
CA                                    661         320,979,509          60.5
CO                                     24          12,246,713           2.3
CT                                     20          10,482,946             2
DC                                      2             898,099           0.2
FL                                     12           5,388,705             1
GA                                     14           6,567,429           1.2
HI                                      1             618,941           0.1
IL                                     78          40,653,125           7.7
IN                                      1             333,734           0.1
KS                                      6           3,036,810           0.6
KY                                      2             730,759           0.1
MA                                     36          17,542,472           3.3
MD                                      9           4,767,132           0.9
MI                                     22          10,264,524           1.9
MN                                      6           3,831,881           0.7
MO                                      7           3,538,287           0.7
NC                                     12           5,689,281           1.1
NH                                      1             439,812           0.1
NJ                                     32          15,983,485             3
NV                                      2           1,345,935           0.3
NY                                     20          10,272,811           1.9
OH                                      5           2,920,216           0.6
OR                                      3           1,219,193           0.2
PA                                     14           6,958,874           1.3
RI                                      1             534,222           0.1
SC                                      2             847,314           0.2
TN                                      2             733,430           0.1
TX                                     24          10,885,395           2.1
UT                                      1             389,189           0.1
VA                                     32          13,426,468           2.5
WA                                     14           6,391,984           1.2
WI                                      7           3,143,021           0.6
--------------------------------------------------------------------------------
Total:                              1,088        $530,279,664       100.00%
--------------------------------------------------------------------------------


10. Index

Index                               Count          Balance          Percent
--------------------------------------------------------------------------------
LB1                                 1,088        $530,279,664       100.00%
--------------------------------------------------------------------------------
Total:                              1,088        $530,279,664       100.00%
--------------------------------------------------------------------------------


11. Gross Margin

Gross Margin                        Count          Balance          Percent
--------------------------------------------------------------------------------
2.25%                               1,088        $530,279,664       100.00%
--------------------------------------------------------------------------------
Total:                              1,088        $530,279,664       100.00%
--------------------------------------------------------------------------------


12. Rate Ceiling

Rate Ceiling                        Count          Balance          Percent
--------------------------------------------------------------------------------
8.500% to 8.999%                        1            $980,951         0.20%
9.000% to 9.499%                    1,087         529,298,713          99.8
--------------------------------------------------------------------------------
Total:                              1,088        $530,279,664       100.00%
--------------------------------------------------------------------------------


13. Months to First Adjustment Date

Months to First Adjustment Date     Count          Balance          Percent
--------------------------------------------------------------------------------
33                                      2          $1,410,128         0.30%
34                                      7           3,431,927           0.6
35                                     12           5,101,825             1
36                                      5           2,184,199           0.4
37                                      4           2,130,140           0.4
38                                      5           1,993,707           0.4
39                                      3           1,461,351           0.3
40                                      7           2,983,482           0.6
41                                     12           5,379,317             1
42                                      8           3,460,901           0.7
43                                     82          39,168,880           7.4
44                                    150          74,554,057          14.1
45                                    107          52,497,348           9.9
46                                     34          15,850,165             3
47                                     25          11,873,585           2.2
48                                     21          10,756,189             2
49                                     21           9,124,728           1.7
50                                     16           7,971,012           1.5
51                                     18           9,947,900           1.9
52                                    279         134,276,108          25.3
53                                    242         120,359,167          22.7
54                                     18           9,056,769           1.7
55                                      2             984,025           0.2
56                                      5           2,315,400           0.4
57                                      3           2,007,354           0.4
--------------------------------------------------------------------------------
Total:                              1,088        $530,279,664       100.00%
--------------------------------------------------------------------------------


14. Delinquency

Delinquency                         Count          Balance          Percent
--------------------------------------------------------------------------------
Current                             1,088        $530,279,664       100.00%
--------------------------------------------------------------------------------
Total:                              1,088        $530,279,664       100.00%
--------------------------------------------------------------------------------


15. Property Type

Property Type                       Count          Balance          Percent
--------------------------------------------------------------------------------
Single Family Dwelling              1,023        $501,436,457        94.60%
Low-rise Condominium                   50          21,447,228             4
High-rise Condominium                  10           5,054,724             1
Co-op                                   3           1,307,295           0.2
Planned Unit Development                2           1,033,960           0.2
--------------------------------------------------------------------------------
Total:                              1,088        $530,279,664       100.00%
--------------------------------------------------------------------------------


16. Occupancy Code

Occupancy Code                      Count          Balance          Percent
--------------------------------------------------------------------------------
Primary Residence                   1,082        $527,418,903        99.50%
Second Home                             6           2,860,761           0.5
--------------------------------------------------------------------------------
Total:                              1,088        $530,279,664       100.00%
--------------------------------------------------------------------------------


17. Purpose

Purpose                             Count          Balance          Percent
--------------------------------------------------------------------------------
Rate-Term Refinance                   754        $370,852,762        69.90%
Purchase                              283         134,792,488          25.4
Cash-Out Refinance                     51          24,634,414           4.6
--------------------------------------------------------------------------------
Total:                              1,088        $530,279,664       100.00%
--------------------------------------------------------------------------------


18. Documentation Type

Documentation Type                  Count          Balance          Percent
--------------------------------------------------------------------------------
Full Documentation                    699        $340,437,455        64.20%
Asset Only                            197         101,773,901          19.2
Income Only                            98          48,320,289           9.1
No Doc                                 94          39,748,019           7.5
--------------------------------------------------------------------------------
Total:                              1,088        $530,279,664       100.00%
--------------------------------------------------------------------------------


19. Interest Only

Interest Only                       Count          Balance          Percent
--------------------------------------------------------------------------------
N                                   1,088        $530,279,664       100.00%
--------------------------------------------------------------------------------
Total:                              1,088        $530,279,664       100.00%
--------------------------------------------------------------------------------


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